EXHIBIT 10.2


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

February 25, 2005

                          ONESOURCE TECHNOLOGIES, INC.

               Warrant for the Purchase of Shares of Common Stock
               --------------------------------------------------

No. CW-________

     For value received, this Warrant is hereby issued by OneSource Technologies, Inc., a Delaware corporation (the "Company"), to Michael Masona (the "Holder"). Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase from the Company 130,719 fully paid and non-assessable shares of Common Stock at a price of $0.50 per share (the "Exercise Price"). This Warrant is being issued pursuant to that certain Subscription Agreement dated February 25, 2005 between the Company and the Holder.

     The date set forth above shall be referred to as the "Base Date." The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock.

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations, and provisions set forth herein.

     1. Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised in whole or in part, pursuant to the procedures provided below, at any time on or before 5:00 p.m., Mountain time, on February 25, 2007 (the "Expiration Date") or, if such day is a day on which banking institutions in Arizona are authorized by law to close, then on the next succeeding day that shall not be such a day. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment (either (a) in cash or by check, payable to the order of the Company, (b) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or (c) by a combination of (a) or
(b)), of the aggregate Exercise Price for the total aggregate number of shares for which this Warrant is exercised. Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder's compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock (or Other Securities) issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Common Stock or Other Securities to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an "accredited investor" as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

     2. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
                 A

         Where   X =      the number of shares of Common Stock to be issued to
                          the Holder

                 Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                 A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                 B = Exercise Price (as adjusted to the date of such calculation)

     3. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid, and non-assessable and free of all preemptive rights.

     4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Fair Market Value (as defined below) of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

     5. Fair Market Value. For purposes of this Warrant, the Fair Market Value of one share of Common Stock (or Other Security) shall be determined as of any date (the "Value Date") by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock on the Value Date, the fair market value per share shall be either:

     (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the Fair Market Value shall be the last reported sale price of the security on such exchange or system on the last business day prior to the Value Date or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

     (b) If the Common Stock is not so listed or so admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the Value Date.

     6. Assignment or Loss of Warrant. Subject to the transfer restrictions herein (including Section 9), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

     7. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     8. Adjustments.

     8.1 Adjustment for Recapitalization. If the Company shall at any time after the Base Date subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification, or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock (or Other Securities) subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the Base Date combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 8.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     8.2 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

     8.3 Certificate as to Adjustments. The adjustments provided in this Section 8 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

     8.4 Notices of Record Date, Etc. In the event that:

     (a) the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

     (b) the Company authorizes any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity; or

     (c) the Company authorizes any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

     8.5 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     9. Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated, or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

     10. Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE CORPORATION IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

     11. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally, or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party shown on the books of the Company, or if to the Company, to 15730 North 83rd Way, Suite 104, Scottsdale, Arizona 85260, at the address set forth on the signature page hereof, Attn: President, or at such other address of which the Company or the Holder has been advised by notice hereunder.

     12. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflict of laws provisions of such state.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                   ONESOURCE TECHNOLOGIES, INC.

                                   By:  /s/ Michael L. Hirschey
                                      --------------------------------
                                        Michael L. Hirschey, President

                                   Address:

                                        15730 North 83rd Way
                                        Scottsdale, Arizona 85260

                              WARRANT EXERCISE FORM

     The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ shares of the Common Stock of ONESOURCE TECHNOLOGIES, INC., a Delaware corporation, pursuant to the provisions of
Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefor, or (ii) exercise this Warrant for the purchase of _______ shares of Common Stock, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned's execution of this form constitutes the undersigned's agreement to all the terms of the Warrant and to comply therewith.



                                 -----------------------------------------------
                                 Signature
                                 Print Name:
                                            ------------------------------------



                                 -----------------------------------------------
                                 Signature, if jointly held

                                 Print Name:
                                            ------------------------------------


                                 -----------------------------------------------
                                 Date

                                 ASSIGNMENT FORM



FOR VALUE RECEIVED_____________________________ ("Assignor") hereby sells, assigns, and transfers unto _______________________________ ("Assignee") all of Assignor's right, title, and interest in, to and under Warrant No. CW-____ issued by ONESOURCE TECHNOLOGIES, INC., dated February ___, 2005.

DATED: _________________

                               ASSIGNOR:

                               -------------------------------------------------
                               Signature
                               Print Name:
                                          --------------------------------------




                               -------------------------------------------------
                               Signature, if jointly held
                               Print Name:
                                          --------------------------------------



                               ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

                                ------------------------------------------------
                                Signature
                                Print Name:
                                           -------------------------------------




                                ------------------------------------------------
                                Signature, if jointly held
                                Print Name:
                                           -------------------------------------